SECOND AMENDMENT TO PROMISSORY NOTE AND
              SEVENTH AMENDMENT TO CREDIT AGREEMENT

                     Dated as of May 8, 1997


     THIS SECOND AMENDMENT TO PROMISSORY NOTE AND SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is being entered into by and among LUTCHER-MOORE DEVELOPMENT CORPORATION, a Louisiana corporation ("Development Corporation"), LUTCHER & MOORE CYPRESS LUMBER COMPANY, a Louisiana partnership in commendam ("Lumber Company") (Development Corporation and Lumber Company, collectively, the "Borrowers"), and THE FIRST NATIONAL BANK OF LAKE CHARLES, a national banking association (the "Lender"), with THE ESTATE OF MARY ELIZABETH MECOM, THE ESTATE OF JOHN W. MECOM, THE MARY ELIZABETH MECOM IRREVOCABLE TRUST, MATILDA GRAY STREAM, THE OPAL GRAY TRUST, HAROLD H. STREAM, III, THE SUCCESSION OF EDWARD CARMOUCHE, and VIRGINIA MARTIN CARMOUCHE (collectively, the "Guarantors"), as intervenors, and with L. M. HOLDING ASSOCIATES, L.P., A LOUISIANA PARTNERSHIP IN COMMENDAM ("Holding"), also as intervenor.


                           WITNESSETH:

THAT,

WHEREAS, the Borrowers and the Lender have heretofore entered into that certain Credit Agreement dated as of November 16, 1987, as heretofore amended by that certain First Amendment to Credit Agreement dated as of May 29, 1991, between the Borrowers and the Lender, by that certain Second Amendment to Credit Agreement dated as of May 26, 1994, among the Borrowers, Lender, Guarantors and Holding, by that certain Third Amendment to Credit Agreement dated as of June 15, 1995, among the Borrowers, Lender, Guarantors and Holding, by that certain Fourth Amendment to Credit Agreement dated as of January 16, 1996, among the Borrowers, Lender, Guarantors and Holding, by that certain Fifth Amendment to Credit Agreement dated as of August 8, 1996, among the Borrowers, Lender, Guarantors and Holding, and by that certain Amendment to Promissory Note and Sixth Amendment to Credit Agreement dated as of January 28, 1997, among Borrowers, Lender, Guarantors and Holding (said Credit Agreement, as so amended, the "Original Credit Agreement"); and,

WHEREAS, pursuant to the Original Credit Agreement, the Borrowers executed and delivered to the Lender a promissory note made by the Borrowers dated August 8, 1996, payable to the order of the Lender in the principal sum of $2,393,419.88 bearing interest at the rate of 9.25% per annum (the "Existing Note"); and,

WHEREAS, the Existing Note has an existing principal balance of S2,293,419.88, which amount is due and payable in lull under the terms of the Existing Note; and,

WHEREAS, the Borrowers, the Guarantors, and Holding have all requested the Lender to extend the maturity date of the Existing
Note, and the Lender has agreed to do so, subject to the terms and conditions of this Amendment.


NOW, THEREFORE, the parties hereto agree as follows:


SECTION 1. Amendments to the Existing Note and the Original
Credit Agreement.

(a) Section 1.1.20 of the Original Credit Agreement is hereby amended to read in its entirety as follows:

"Maturity Date" means the earlier to occur of (i) July 3, 1997, or (ii) the earlier date of the Lender's acceleration of the Obligations pursuant to Section 8.1 hereof

(b) The Existing Note, as heretofore amended, is hereby further amended so that it shall henceforth be payable on demand, or if no demand is made, in monthly installments of accrued and unpaid interest, with such payments to be due and payable on the 17th day of each month from the date hereof through and until July 3, 1997, at which time all principal and accrued interest shall be payable in full.

(c) All references in the Original Credit Agreement to the term "Note" are hereby amended to refer the Existing Note, as heretofore amended and as further amended hereby

(d) Article IV of the Original Credit Agreement is hereby deleted in its entirety and replaced with the following:

                           ARTICLE IV


               CONDITIONS PRECEDENT AND CONDITIONS
                           SUBSEQUENT

4.1 The obligation of Lender to honor the Commitment is subject to the following conditions precedent:

(a) The representations and warranties of Borrowers set forth herein, or in any other document furnished to Lender in connection herewith, shall be true and coreect, when made and on and as of the date of the renewal of the Obligations pursuant hereto, as if restated in lull on and as of such date;

(b) Lender shall have received specific corporate resolutions of Development Corporation and Holdings and proof of authority for the person or persons signing this Amendment, the Note or any of the Collateral Documents on behalf of Lumber Company or any Guarantor which is a trust or estate, all of which must be satisfactory in form and substance to Lender;

(c) Lender shall have received, in form and substance satis%ctory to Lender, fully executed counterparts of this Amendment, the Note, and the modification to the Lumber Company
Note;

(d) No Default or Event of Default exists hereunder or shall result from the transactions contemplated hereby (except as may have been waived by Lender in writing);

(e) Lender shall have received opinions of counsel for Borrowers, Guarantors, and Holding, in form and substance satisfactory to Lender; and,

(f) Lender shall have received a fully executed counterpart of an amendment to the Servicing Agreement, in form and substance satisfactory to it.

     4.2     Conditions Subsequent.     Lenders obligations to
allow the Obligations to remain outstanding shall be subject to the satisfaction of the following conditions subsequent:

(a) To the extent the opinion of counsel to Borrowers cannot state that no court orders are required in connection with the transactions contemplated hereby from the Succession of Edward Carmouche, the Estate of John W. Mecom, and the Estate of Mary Elizabeth Mecom, such court orders shall be obtained to Lenders satisfaction on or prior to May 31, 1997;

(b) Lender shall receive, on or before May 31, 1997, an endorsement to the title policy insuring the Mortgage pursuant to which the title shall be brought current through the date of this Amendment, which shall evidence no liens against the Lands and Leases covered by the Mortgage other than the Mortgage and other mortgages or liens which have been consented to in writing by the Lender; and,

(c) Holding shall continue to deposit a minimum of $15,000.00 per month, in the deposit account affected by the Holding
Assignment of Deposit Account.

(g) Section 8.1 of the Original Credit Agreement is hereby amended to revise subparagraph (i) thereof to read in its entirety as follows:

(i) Failure of the Borrowers to deliver to the Lender the title insurance endorsement required pursuant to Section 4.2(b) hereof on or prior to May 31, 1997, or the failure of the Borrowers to timely obtain and deliver to Lender the court orders, if any, required pursuant to Section 4.2(a) hereof;


SECTION 2. No Defaults; Representations True. The Borrowers, the Guarantors, and Holding hereby represent and warrant that, to the best of their knowledge, no Event of Default or potential Event of Default has occurred and is continuing as of the date hereof under the Original Credit Agreement, as amended hereby, and that, to the best of their knowledge, all of the representations, warranties, and covenants made in the Existing Note and in Original Credit Agreement, and in all other documents pertaining or relating to the Original Credit Agreement, as amended hereby, are, as of the date hereof; true and correct in all material aspects.

SECTION 3. No Defenses. The Borrowers represent and warrant that there is no defense, offset, compensation, counterclaim or reconventional demand with respect to amounts due under, or performance of; the terms of the Existing Note; and to the extent any such defense, offset, compensation, counterclaim or reconventional demand or other causes of action might exist, whether known or unknown, such items are hereby waived by the Borrowers.

SECTION 4. Modification of Lumber Company Note. The Lender agrees to allow the Borrowers to enter into a modification of the Lumber Company Note, as defined in the Original Credit Agreement, which the Lender currently holds in pledge pursuant to the Lumber Company Note Pledge, as defined in the Original Credit Agreement, to provide that its payment terms are the same as the payment terms of the Existing Note, as amended hereby.

SECTION 5. Conditions Precedent. This Amendment is expressly subject to the prior satisfaction of the conditions precedent set forth in Articles 4.1 of the Original Credit Agreement, as amended hereby.

SECTION 6. No Novation. Nothing in this Agreement shall constitute the satisfaction or extinguishment of the amounts owed under the Existing Note, nor shall it be a novation of the amounts owed under the Existing Note, as the same has been amended hereby. Nothing contained in this Agreement shall be deemed to imply any obligation of the Lender to renew the Note beyond its extended final maturity date of July 3, 1997, or beyond the date of the Lender's earlier acceleration thereof pursuant to Section 8.1 of the Original Credit Agreement, as amended hereby.

     SECTION 7. Ratification and Confirmation. Except as expressly modified herein, all terms and provisions of the Existing Note and of the Original Credit Agreement, and all terms and provisions of all other documents securing or evidencing the obligations of the Borrowers under the Original Credit Agreement, as amended hereby (including without limitation those Collateral Documents described in Section 3.2 of the Original Credit Agreement) are hereby ratified and confirmed, and shall be and shall remain in full force and effect, enforceable in accordance with their terms. The Borrowers hereby confirm and ratify all Collateral Documents to which they are a party, and agree that such instruments shall continue to apply to and secure payment of; without limitation, the indebtedness of the Borrowers to the Lender arising pursuant to the Original Credit Agreement (as amended hereby) and the Existing Note The Borrowers and the Lender hereby acknowledge that the Collateral Note (as defined in the Original Credit Agreement) has been constantly held by the Lender since November 16, 1987, pursuant to the terms of the Pledge (as defined in the Original Credit Agreement), and that the Lender shall continue to hold the Collateral Note in pledge pursuant to the terms and provisions of the Pledge (as defined in the Original Credit Agreement), as confirmed and ratified hereby.

SECTION 8. Intervention by Guarantor. Now to these presents intervene the Guarantors (including without limitation, the undersigned representative of the Succession of Edward M. Carmouche, who acknowledges, confirms and ratifies the Guaranty of Edward M. Carmouche and the prior pledge of Edward M Carmouche of his partnership interest in Lumber Company pursuant to the Partnership Pledge, and the undersigned representative of the Estate of Mary Elizabeth Mecom, who acknowledges, confirms and ratifies the Guaranty of Mary Elizabeth Mecom), who hereby agree to the terms of this Agreement, who further confirm and ratify
(i) their respective Guaranties, as defined in the Original Credit Agreement, guaranteeing payment of the indebtedness of the Borrowers to the Lender, and (ii) the Partnership Pledge, as defined in the Original Credit Agreement, and who agree that such Guaranties and Partnership Pledge shall continue to apply to and secure payment of; without limitation, the indebtedness of the Borrowers to the Lender arising pursuant to the Original Credit Agreement (as amended hereby) and the Note, as amended hereby.

SECTION 9. Intervention by Holding. Now to these presents intervenes Holding, who hereby agrees to the terms of this Amendment. Holding does hereby further confirm and ratify the Holding Security Agreement, the Holding Collateral Assignment, the Lumber Company Note (as modified), the vendor's lien and mortgage securing the Lumber Company Note, and the Lumber Company Note Pledge (subject to the terms of the modification of the Lumber Company Note as anticipated herein), and the Holding Assignment of Deposit Account, and agrees that such instruments shall continue to apply to and secure payment of; without limitation, the indebtedness of the Borrowers to the Lender arising pursuant to the Original Credit Agreement (as amended hereby) and the Existing Note (as amended hereby). Lumber Company, Holding and the Lender hereby acknowledge that the Lumber Company Note has been constantly held by the Lender since May 29, 1991, pursuant to the terms of the Lumber Company Note Pledge, and that the Lender shall continue to hold the Lumber Company Note (as modified with the consent of Lender pursuant to the provisions of Section 4 hereof) in pledge pursuant to the terms and provisions of the Lumber Company Note Pledge, as confirmed and ratified hereby.

     SECTION 10. Fees and Expenses. Holding hereby agrees to pay all fees, taxes, costs and expenses of the Lender in connection with the preparation, negotiation, execution, and delivery of this Amendment and of all Collateral Documents (or modifications or confirmations thereof) executed in connection with the transactions contemplated hereby, including without limitation the disbursements and reasonable fees of counsel to the Lender and the costs of the endorsement to the title policy required hereunder, and the Borrowers and Holding hereby agree to bound in solido to the Bank for the payment of all costs and expenses of the Lender in connection with the enforcement of the Original Credit Agreement, as amended hereby, the Existing Note, as amended hereby, or the other Collateral Documents, including reasonable attorney's fees and disbursements incurred in connection therewith.

SECTION 11. Further Assurances. The Borrowers, Guarantors, and Holding agree to do, execute, acknowledge and deliver, all and every such further acts and instruments as the Lender may reasonably require for the better assuring and confirming unto the Lender all and singular the rights granted or intended to be granted hereby or hereunder.

SECTION 12. Capitalized Terms. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Original Credit Agreement.

SECTION 13. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

SECTION 14. Governing Law: Binding Effect. This Amendment shall be governed by and construed in accordance with the laws of the State of Louisiana and shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 15. Headings Section headings in this Amendment are included herein for the convenience of reference only and shall not constitute part of this Amendment for any other purpose.


IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by themselves or their duly authorized representatives as of May 8, 1997.


WITNESSES:     THE BORROWERS:



__________________     LUTCHER-MOORE DEVELOPMENT CORPORATION

__________________      By:_________________________
                           John W. Mecom, III, President

                       LUTCHER & MOORE CYPRESS LUMBER COMPANY,
                        A Louisiana Partnership in Commendam


                       By:     The Mary Elizabeth Mecom
                         Irrevocable Trust, its General Partner

_________________      By:_______________________
                            John W. Mecom, Jr.,
__________________         its Successor Trustee


__________________     By:________________________
                           Matilda Gray Stream, its
__________________          General Partner





                        THE LENDER:


                        THE FIRST NATIONAL BANK OF LAKE CHARLES
__________________

                        BY:_____________________________
__________________            Wayne B. Gabbert,
                             Executive Vice President




                         THE INTERVENORS:


                         ESTATE OF MARY ELIZABETH MECOM


____________________
                         By:_____________________________
___________________         John W, Mecom, Jr., Its Executor


                         ESTATE OF JOHN W. MECOM


_____________________
                          By:_____________________________
______________________         John W. Mecom, III,
                              Independent Co-Executor




                         THE MARY ELIZABETH MECOM
                            IRREVOCABLE TRUST


_______________________
                           By:___________________________
_______________________        John W. Mecom, Jr., its Successor
                                 Trustee




________________________
                              _________________________
________________________        MATILDA GRAY STREAM




                              OPAL GRAY TRUST

_________________________
                              By:__________________________
                                  George L. Paret, III, its
_________________________             Co-Trustee



_________________________
                              By:____________________________
_________________________         Bruce N. Kirkpatrick, its
                                      Co-Trustee




_________________________
                                 ___________________________
_________________________          HAROLD H. STREAM, III


                                  SUCCESSION OF EDWARD M.
                                      CARMOUCHE

_________________________
                                 By:________________________
__________________________           Virginia Martin Carmouche,
                                        Executrix



__________________________
                                   _________________________
__________________________         VIRGINIA MARTIN CARMOUCHE



                                    L.M. HOLDING ASSOCIATES,
                                      L.P., A Louisiana
                                      Partnership in Commendam


                                    By: XCL Land Ltd., General
                                         Partner
__________________________
                                    By:________________________
__________________________          Title:_____________________